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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   ----------

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): August 12, 2003

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                         TOREADOR RESOURCES CORPORATION
               (Exact name of registrant as specified in charter)


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
                  DELAWARE                                                                                  75-0991164
       (State or other jurisdiction of                           0-02517                                 (I.R.S. Employer
               incorporation)                           (Commission File Number)                       Identification No.)


         4809 COLE AVENUE, SUITE 108
                DALLAS, TEXAS
            (Address of principal                                                                             75205
             executive offices)                                                                             (Zip Code)


       Registrant's telephone number, including area code: (214) 559-3933

                                 Not Applicable
          (Former name or former address, if changed since last report)


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ITEM 9. REGULATION FD DISCLOSURE.

Attached as Exhibit 99.1 is a press release issued by Toreador on August 12, 2003.

ITEM 12. RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

Attached as Exhibit 99.1 is a press release issued by Toreador on August 12, 2003, including in part results for the second quarter of 2003.


                                    * * * * *



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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                     TOREADOR RESOURCES CORPORATION


                                     By: /s/ G. Thomas Graves III
                                         ---------------------------------------
                                         G. Thomas Graves III, President and CEO

Date: August 13, 2003


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                                 EXHIBITS INDEX


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
        EXHIBIT
        NUMBER             TITLE OF DOCUMENT
        -------            -----------------
        99.1               Press Release dated August 12, 2003.
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